UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2011

SWISSINSO HOLDING INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-151909	90-0620127
(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, New York 10022
 (Address of Principal Executive Offices, Zip Code)

212-521-4017
(Registrant's Telephone Number, Including Area Code)

_____________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2011, (a) Clive D. Harbutt resigned as Interim Chief Financial Officer of the Registrant, and (b) Manuel de Sousa was appointed as Chief Financial Officer of the Registrant in his place.

Mr. de Sousa, 36, has been Chief Financial Officer for the Registrant’s subsidiary, SwissINSO SA, since January 1, 2011.  From January 2003 until October 2010, he worked for Stryker Corporation, the world’s leader in medical technology products, where he held several leadership positions in Finance, Logistics, Quality Assurance, Compliance and Administration and most recently he was the Chief Financial Officer of Stryker Europe, Middle East and Africa ($1.2 Billion turnover) and business partner to the President of the division.  From November 2000 until December 2002, he worked with Philip Morris Corporate Audit where he was responsible for financial and operational audits in Kazakhstan, Russia, Brazil and six European countries.  From June 1999 until October 2000, he was European Controller for Cytyc International SA, the European headquarters of a fast-growing US medical device company.  From June 1994 until May 1999, he had financial responsibility for several European subsidiaries of Beckman Coulter Instruments in Switzerland and also led the integration of the manufacturing and export business of the UK Coulter Corporation post-acquisition.  He holds a BA in Business Administration from the School of Economics and Business Administration (SEBA/ESCEA) in Lausanne and an MSc in Financial Management from the University of London.  He also attended an executive leadership program at the Harvard Business School.

Mr. de Sousa is a party to an Employment Contract dated March 29, 2011 with SwissINSO SA, pursuant to which he serves as Chief Financial Officer of SwissINSO SA for an unlimited duration at a base salary of CHF 250,000 per year plus an annual bonus based on his achievement of individual objectives and SwissINSO SA’s achievement of company objectives.  The agreement is terminable by either party on two (2) months notice.  For all the terms of the Employment Contract with Mr. de Sousa, reference is hereby made to such agreement annexed hereto as Exhibit 10.21.  All statements made herein concerning such agreement are qualified by reference to said exhibit.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits:

10.21  Employment Contract dated March 29, 2011 between Manuel de Sousa and SwissINSO SA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISSINSO HOLDING INC.

April 15, 2011	By:	/s/ Yves Ducommun
Name: Yves Ducommun
Title: Chief Executive Officer